EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 24, 2018 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2018, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding proposed changes affecting the following Portfolios:

EQ/Large Cap Value Index Portfolio

EQ/Mid Cap Index Portfolio

Multimanager Technology Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

On July 12, 2018, the Board of Trustees of the Trust approved certain proposed changes, including: (i) the termination of SSgA Funds Management, Inc. as sub-adviser to, or for an allocated portion of each Portfolio; and (ii) the appointment of AllianceBernstein L.P as a new sub-adviser to, or for an allocated portion of each Portfolio.

Certain of the proposed changes, including the appointment of AllianceBernstein L.P., are subject to approval by the shareholders of each Portfolio. A special shareholder meeting of the Portfolios is anticipated to be held in the fourth quarter of 2018 to vote on these changes. If a Portfolio’s shareholders approve the changes, it is anticipated that the proposed changes will become effective, with respect to that Portfolio, in the fourth quarter of 2018.

Additional information regarding the proposed changes will be sent to shareholders of each Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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